SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): APRIL 30, 2003
                                                          --------------


                           DELTA FINANCIAL CORPORATION
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                    1-12109                  11-33336165
         --------                    -------                  -----------
      (State or other        (Commission File Number)  (IRS Employer ID Number)
      jurisdiction of
      incorporation)



          1000 WOODBURY ROAD, SUITE 200, WOODBURY, NEW YORK 11797-9003
          ------------------------------------------------- ----------
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code: (516) 364-8500
                                 --------------



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.  (INFORMATION  BELOW  IS BEING FURNISHED UNDER
ITEM 12)

The information contained in this Current Report on Form 8-K, which is required by Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure" pursuant to interim guidance issued by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. As such, the information contained herein shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. Nor shall the information in this Report be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

On April 30, 2003, Delta Financial Corporation issued a press release announcing its financial results for the three months ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          DELTA FINANCIAL CORPORATION

                                          By: /S/ MARC E. MILLER
                                          Name: Marc E. Miller
                                          Title: Senior Vice President and
Secretary


Dated: May 1, 2003